Exhibit 32
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                                  Certification
                         Pursuant to Section 906 of the
             Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of
            Section 1350, Chapter 63 of Title 18, United States Code)


      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Investors Title Company, a North Carolina corporation (the "Company"), does hereby certify that:

      The Annual Report on Form 10-K for the year ended December 31, 2003 (the "Form 10-K") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   March 30, 2004               /s/ J. Allen Fine
                                      -----------------
                                      J. Allen Fine
                                      Chief Executive Officer


Dated:   March 30, 2004               /s/ James A. Fine, Jr.
                                      ----------------------
                                      James A. Fine, Jr.
                                      Chief Financial Officer